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                                                                         Amended and Restated
                                                                          as of June 24, 1999

                                 THERMEDICS INC.

                                     BY-LAWS

                                TABLE OF CONTENTS



Title                                                                               Page

Article I - Stockholders                                                              1
        Section 1.1.  Place of Meeting                                                1
        Section 1.2.  Annual Meetings                                                 1
        Section 1.3.  Special Meetings                                                1
        Section 1.4.  Notice of Meetings                                              1
        Section 1.5.  Quorum                                                          2
        Section 1.6.  Voting; Proxies                                                 2
        Section 1.7.  Inspectors of Election                                          2
        Section 1.8. Action Without Meeting                                           2

Article II - Directors                                                                3
        Section 2.1.  Powers                                                          3
        Section 2.2.  Number, Election and Term of Office                             3
        Section 2.3.  Place of Meetings                                               3
        Section 2.4.  Annual Meetings                                                 3
        Section 2.5.  Regular Meetings                                                3
        Section 2.6.  Special Meetings                                                3
        Section 2.7.  Notice of Meetings                                              3
        Section 2.8.  Quorum                                                          4
        Section 2.9.  Voting                                                          4
        Section 2.10. Action Without Meeting                                          4
        Section 2.11. Meetings by Telephone Conference Calls                          4
        Section 2.12. Resignations                                                    4
        Section 2.13. Removal                                                         4
        Section 2.14. Vacancies                                                       4
        Section 2.15. Compensation of Directors                                       5
        Section 2.16. Committees                                                      5


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Title                                                                               Page

Section 2.17.         Executive Committee                                             5
Section 2.18.         Issuance of Stock                                               6

Article III - Officers
6
        Section 3.1.  Officers                                                        6
        Section 3.2.   Election and Term of Office                                    6
        Section 3.3.  Chairman of the Board                                           6
        Section 3.4.  President                                                       6
        Section 3.5.  Vice Presidents                                                 7
        Section 3.6.  Chief Financial Officer                                         7
        Section 3.7.  Treasurer and Assistant Treasurer                               7
        Section 3.8.  Clerk and Assistant Clerk                                       7
        Section 3.9.  Secretary and Assistant Secretary                               8
        Section 3.10. Resignation                                                     8
        Section 3.11. Removal                                                         8
        Section 3 12. Vacancies                                                       8
        Section 3.13. Subordinate Officers                                            8
        Section 3.14. Compensation                                                    8

Article IV - Stock                                                                    8
        Section 4.1.  Stock Certificates                                              8
        Section 4.2.  Transfer of Stock                                               9
        Section 4.3.  Fixing Date for Determination of Stockholders' Rights           9
        Section 4.4.  Lost, Mutilated or Destroyed Certificates                      10

Article V - General Provisions                                                       10
        Section 5.1.  Offices                                                        10
        Section 5.2.  Seal                                                           10
        Section 5.3.  Fiscal Year                                                    10
        Section 5.4.  Execution of Instruments                                       10
        Section 5.5.  Corporate Records                                              10
        Section 5.6.  Voting of Securities owned by this Corporation                 11
        Section 5.7.  Conflict of Interest                                           11
        Section 5.8.  Indemnification                                                12

Article VI - Amendments                                                              14
        Section 6.1.  General                                                        14
        Section 6.2.  Date of Annual Meeting of Stockholders                         14

Article VII - Miscellaneous                                                          15
        Section 7.1   Massachusetts Control Share Acquisition Act                    15

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                                 THERMEDICS INC.

                                     BY-LAWS


                            ARTICLE I - STOCKHOLDERS

        Section 1.1. Place of Meeting. Meetings of stockholders shall be held at the principal office of the corporation or, to the extent permitted by the Articles of Organization, at such other place within the United States as the Board of Directors may from time to time designate.

        Section 1.2. Annual Meetings. The annual meetings of stockholders shall be held at such hour as may from time to time be designated by the Board of Directors, on the third Wednesday in May of each year or on such other date within six months after the end of the Corporation's fiscal year as may be fixed by the Board of Directors, for the purpose of electing a Board of Directors and transacting such other business as may properly be brought before such meeting. At the annual meeting any business may be transacted whether or not the notice of such meeting shall have contained a reference thereto, except where such a reference is required by law, the Articles of Organization or these By-Laws. If the annual meeting is not held on the date determined in accordance with this Section, a special meeting in lieu of the annual meeting may be held with all the force and effect of an annual meeting.

        Section 1.3. Special Meetings. Special meetings of stockholders may be called by the Chairman of the Board (if any), the President or the Board of Directors, and shall be called by the Clerk or, in case of death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold at least one tenth part in interest of the capital stock entitled to vote at the meeting. At any special meeting only business to which a reference shall have been contained in the notice of such meeting may be transacted.

        Section 1.4. Notice of Meetings. Written or printed notice of each meeting of stockholders, stating the place, date and hour and the purposes of the meeting shall be given by the Clerk or other officer calling the meeting at least ten days before the meeting to each stockholder entitled to vote at the meeting or entitled to such notice by leaving such notice with him at his residence or usual place of business or by mailing it, postage prepaid, and addressed to the stockholder at his address as it appears in the records of the corporation. A written waiver of notice executed before or after a meeting by a stockholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice to such stockholder. Any person authorized to give notice of any such meeting may make affidavit of such notice, which, as to the facts therein stated, shall be conclusive. It shall be the duty of every stockholder to furnish to the Clerk of the corporation or to the transfer agent, if any, of the class of stock owned by him, his current post office address.

        Section 1.5. Quorum. At any meeting of stockholders the holders of a majority in interest of all capital stock entitled to vote at such meeting or, if two or more classes of stock are issued, outstanding and entitled to vote as separate classes, a majority in interest of each class, present in person or represented by proxy, shall constitute a quorum. The announcement of a quorum by the officer presiding at the meeting shall constitute a conclusive determination that a quorum is present. The absence of such an announcement shall have no significance. Shares of its own stock held by the corporation or held for its use and benefit shall not be counted in determining the total number of shares outstanding at any particular time. If a quorum is not present or represented, the stockholders present or represented and entitled to vote at such meeting, by a majority vote, may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted if the meeting had been held as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of one or more stockholders so as to leave less than a quorum.

        Section 1.6. Voting; Proxies. Except as otherwise provided by law or the Articles of Organization, at any meeting of stockholders each stockholder shall have one vote for each share of stock entitled to vote and registered in his name and a proportionate vote for a fractional share. Any stockholder may vote in person or by written proxy dated not more than six months prior to the meeting named therein and filed with the Clerk of the meeting, or of any adjournment thereof, before being voted. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them, except as otherwise limited therein, a proxy shall entitle the person authorized thereby to vote at any adjournment of the meeting named therein but shall not be valid after final adjournment of such meeting. Voting on all matters, including the election of directors, shall be by voice vote unless voting by ballot is requested by any stockholder. Except as otherwise provided by law, the Articles of Organization, or these By-laws, at all meetings of stockholders all questions shall be determined by a vote of a majority of the shares voting, or, if two or more classes of stock are entitled to vote as separate classes, a vote of a majority of the shares voting of each class voting, present in person or represented by proxy. The corporation shall not, directly or indirectly, vote shares of its own stock.

        Section 1.7. Inspectors of Election. Two inspectors may be appointed by the Board of Directors before or at each meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which they are appointed, such inspectors shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

        Section 1.8. Action Without Meeting. Any action which may be taken at any meeting of the stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.


                             ARTICLE II - DIRECTORS

        Section  2.1.  Powers.   Except  as  otherwise   provided  by  law,
the Articles of Organization or these By-laws, the business of the corporation shall be managed by a Board of Directors who may exercise all the powers of the corporation.

        Section 2.2. Number, Election and Term of Office. The Board of Directors shall consist of not fewer than three (or not fewer than the number of stockholders, if fewer than three) nor more than eight directors. Within the limits specified, the number of directors shall be determined (a) by a vote of the stockholders at the annual meeting, or (b) by a vote of the stockholders at a special meeting called for the purpose by the Board of Directors, or (c) by vote of the Board of Directors. Except for the initial directors and except as provided in Section 2.14, the directors shall be elected at the annual meeting of the stockholders or at a special meeting. All directors shall hold office until the following annual meeting or special meeting in lieu of the annual meeting and until their successors are chosen and qualified.

        Section 2.3. Place of Meetings. Meetings of the Board of Directors may be held at any place within or without the Commonwealth of Massachusetts.

        Section 2.4. Annual Meetings. A meeting of the Board of Directors for the election of officers and the transaction of general business shall be held each year beginning in 1984, at the place of and immediately after the final adjournment of the annual meeting of stockholders or the special meeting in lieu of the annual meeting. No notice of such annual meeting need be given.

        Section 2.5. Regular Meetings. Regular meetings of the Board of Directors may be held, without notice, at such time and place as the Board of Directors may determine. Any director not present at the time of the determination shall be advised, in writing, of any such determination.

        Section 2.6. Special Meetings. Special meetings of the Board of Directors, including meetings in lieu of the annual or regular meetings, may be held upon notice at any time upon the call of the Chairman of the Board (if any) or President and shall be called by the Chairman of the Board, President or the Clerk or, in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application, signed by any two directors, stating the purpose of the meeting.

        Section 2.7. Notice of Meetings. Wherever notice of any meetings of the Board of Directors is required by these By-laws or by vote of the Board of Directors, such notice shall state the place, date and hour of the meeting and shall be given to each director by the Chairman of the Board (if any), President, Clerk or other officer calling the meeting at least two days prior to such meeting if given in person by telephone or by telegram or at least four days prior to such meeting if given by mail. Notice shall be deemed to have been duly given, if by mail, by depositing the notice in the post office as a first class letter, postage prepaid, or, if by telegram, by completing and filing and notice on a telegraph blank and paying the requisite fee at any telegraph office, the letter or telegram being addressed to the director at his last known mailing address as it appears on the books of the corporation. No notice need be given to any director who waives such notice by a writing executed before or after the meeting and filed with the records of the meeting or by his attendance at the meeting without protesting at or before the commencement of the meeting the lack of notice to him. No notice of adjourned meetings of the Board of Directors need be given.

        Section 2.8. Quorum. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum. If a quorum is not present, those present may adjourn the meeting from time to time until a quorum is obtained. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted if the meeting had been held as originally called.

        Section 2.9. Voting. At any meeting of the Board of Directors, the vote of a majority of those present shall decide any matter except as otherwise provided by law, the Articles of Organization or these By-laws.

        Section 2.10. Action Without Meeting. Any action which may be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent to the action in writing and the written consents are filed with the records of the meetings of the Board of Directors. Such consents shall be treated for all purposes as a vote at a meeting.

        Section 2.11. Meetings by Telephone Conference Calls. Directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

        Section 2.12. Resignations. Any director may resign by giving written notice to the Clerk. Such resignation shall take effect at the time or upon the event specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective.

        Section 2.13. Removal. A director may be removed from office with or without cause by vote of the holders of a majority in interest of the stock entitled to vote in the election of such director and may be removed from office with cause by vote of a majority of the directors then in office. A director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

        Section 2.14. Vacancies. In the event of a vacancy in the Board of Directors, by reason of an enlargement of the Board of Directors or otherwise, the remaining directors, by majority vote, may elect a director to fill such vacancy and may exercise the powers of the full Board of Directors until the vacancy is filled.

        Section 2.15. Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

        Section 2.16. Committees. The Board of Directors may, from time to time, by vote passed by a majority of the entire Board, constitute such standing committees (in addition to the Executive Committee) or special committees as it deems desirable and may dissolve any such committee (other than the Executive Committee) by like vote at its pleasure. The Executive Committee and each other committee of the directors duly constituted shall have such authority and powers of the Board of Directors as may be delegated to such committee by these By-laws or by the vote of the Board constituting such committee, except to the extent otherwise provided by law, the Articles of Organization or these By-laws and except that no committee shall have the power (i) to change the principal office of the corporation, (ii) to amend these By-laws, (iii) to establish and designate series of stock and fix and determine the relative rights and preferences of any series of stock, (iv) to elect officers required by law or these By-laws to be elected by the stockholders or the entire Board and to fill vacancies in any such offices, (v) to change the number of the Board of Directors and to fill vacancies in the Board of Directors, (vi) to remove officers or directors from office, (vii) to authorize the payment of any dividend or distribution to stockholders, (viii) to authorize the reacquisition for value of stock of the corporation, or (ix) to authorize a merger of the corporation. Except as may be otherwise determined by law, these By-laws or action by the Board of Directors, any such committee shall be governed in the conduct of its business by the rules governing the conduct of the business of the Board of Directors contained in these By-laws and may, by majority vote of the entire committee, make other rules for the conduct of its business. The Board of Directors shall have power at any time to fill vacancies in any such committee, and (except as otherwise provided in Section 2.17 of these By-laws) to change the membership of or to discharge any committee.

        Section 2.17. Executive Committee. There shall be an Executive Committee of not fewer than two nor more than five members, composed of the Chairman of the Board and such other directors as the Board of Directors may appoint from time to time by vote passed by a majority of the entire Board. The Board of Directors may also, from time to time, by similar vote, appoint one or more alternate members of the Executive Committee who may attend and act in the place of any absent or disqualified member or members of the Executive Committee at any meeting thereof. The term of office of any member or alternate member of the Executive Committee shall expire on the date specified in the resolution of appointment or any earlier date on which such member ceases to be a director. During the intervals between meetings of the Board of Directors, the Executive Committee shall have and may exercise all the powers of the Board of Directors, subject to the limitations upon the powers of any committee set forth in Section
2.16. The action taken by the Executive Committee at any meeting thereof shall be reported to the entire Board and shall be subject to modification or repeal by the Board of Directors; provided that no modification or repeal by the Board of Directors of action taken by the Executive Committee shall prejudice the rights or acts of any third person. The Executive Committee shall hold meetings at such times and places and upon such notice as it may from time to time determine. A meeting of the Executive Committee may be called at any time by the Chairman of the Board or by any other member of the Executive Committee. Any action taken by a majority of the members of the Executive Committee shall constitute the action of the committee.

        Section 2.18. Issuance of Stock. The Board of Directors shall have power to issue and sell or otherwise dispose of such shares of the corporation's authorized but unissued capital stock to such persons and at such time and for such consideration, cash, property, services, expenses, or otherwise, and upon such terms as it shall determine from time to time.

                             ARTICLE III - OFFICERS

        Section 3.1. Officers. The officers of the corporation shall consist of a President, a Treasurer, a Clerk, and such other officers with such other titles as the Board of Directors may determine including but without limitation to a Chairman of the Board, a President, a Chief Financial Officer, a Secretary, one or more Vice Presidents, Assistant Treasurers, Assistant Clerks, and Assistant Secretaries. Any two or more offices may be held by the same person. Any officer may be required to give a bond for the faithful performance of his duties in such form and with such sureties as the Board of Directors may determine.

        Section 3.2. Election and Term of Office. Except for the initial officers and except as provided in Section 3.12, the President, Treasurer and Clerk shall be elected by the Board of Directors at its annual meeting or at the special meeting held in lieu of the annual meeting and shall hold office until the following annual meeting of the Board of Directors or the special meeting in lieu of said annual meeting and until their successors are chosen and qualified. Other officers may be chosen by the Board of Directors at the annual meeting or any other meeting and shall hold office for such period as the Board of Directors may prescribe.

        Section 3.3. Chairman of the Board. The Chairman of the Board, if one is elected, shall have general supervision over the implementation of policies adopted or approved by the Board of Directors. When incumbent, the Chairman of the Board shall preside at all meetings of the stockholders and all meetings of the Board of Directors, shall be exofficio a member of all standing committees, including the Executive Committee, of the Board of Directors, and shall exercise and perform such other powers and duties as may be required by law, the Articles of Organization or these By-laws or as may be assigned by the Board of Directors or the Executive Committee.

        Section 3.4. President. Subject to the direction of the Board of Directors and the Executive Committee, the President shall be the chief executive officer of the corporation and shall have the general control and management of the business and affairs of the corporation. The President need not be a director. The President shall perform such duties as may be required of him by law, the Articles of Organization and the By-laws or as may be assigned to him by the Board of Directors or the Executive Committee. During any period when there is no Chairman of the Board, the President shall perform all the duties vested in that office, and when so acting shall have all of the powers of, and be subject to all the restrictions upon, the Chairman of the Board. In the absence of the Chairman of the Board, the President shall preside at any meeting of the stockholders or the Board of Directors.

        Section 3.5. Vice Presidents. The Vice President, or if there be more than one, the Vice Presidents, shall perform such of the duties of the President on behalf of the corporation as may be respectively assigned to him or them from time to time by the Board of Directors, the Chairman of the Board or the President. The Board of Directors may designate a Vice President as the Executive Vice President, and in the absence or inability of the President to act, such Executive Vice President shall have and possess all of the powers and discharge all of the duties of the President, subject to the control of the Board of Directors and the supervision of the Chairman of the Board.

        Section 3.6. Chief Financial Officer. The Board of Directors shall appoint an officer to serve as the Chief Financial Officer of the Corporation. The Chief Financial Officer shall be responsible for the Corporation's public financial reporting obligations and shall have such further powers and duties as are incident to the position of Chief Financial Officer, subject to the direction of the President and the Board of Directors.

        Section 3.7. Treasurer and Assistant Treasurer. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to the Treasurer by the Board of Directors or the President. In addition, subject to the direction of the Board of Directors, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including, without limitation, the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories, to disburse such funds, to make proper accounts of such funds, and to render statements of all such transactions and of the financial condition of the Corporation. The Treasurer shall report directly to the President. He may be required by the Board of Directors to give a bond for the faithful discharge of his duties in such sum and with such surety as the Board may require. Any Assistant Treasurer shall perform such of the duties of the Treasurer and such other duties as the Board of Directors, the Chairman of the Board, the President or the Treasurer may designate. The Treasurer shall have authority, in connection with the normal business of the corporation, to sign contracts, bids, bonds, powers of attorney and other documents when required.

        Section 3.8. Clerk and Assistant Clerk. The Clerk shall be the principal recording officer of the corporation. He shall record all proceedings of the stockholders and discharge all duties incident to the office of Clerk. Unless a Secretary is appointed by the Board of Directors to perform such duties, the Clerk shall record all proceedings of the Board of Directors and of any committees appointed by the Board of Directors. Any Assistant Clerk shall perform such of the duties of the Clerk and such other duties as the Board of Directors, the Chairman of the Board, the President or the Clerk may designate. In the absence of the Clerk or any Assistant Clerk from any meeting of stockholders, the Board of Directors or any committee appointed by the Board of Directors, a Temporary Clerk designated by the person presiding at the meeting shall perform the duties of the Clerk. The Clerk shall be a resident of the Commonwealth of Massachusetts unless a resident agent has been appointed by the corporation pursuant to law to accept service of process.

        Section 3.9. Secretary and Assistant Secretary. If appointed by the Board of Directors, the Secretary shall record all proceedings of the Board of Directors and discharge all duties incident to the office of Secretary. Any Assistant Secretary shall perform such of the duties of the Secretary and such other duties as the Board of Directors, Chairman of the Board, President or Secretary may designate. The Board of Directors and any committee appointed by the Board of Directors may appoint a Secretary and one or more Assistant Secretaries to perform the functions of the Secretary and Assistant Secretary for such committee.

        Section 3.10. Resignation. Any officer may resign by giving written notice to the President or the Clerk. Such resignation shall take effect at the time or upon the event specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective.

        Section 3.11. Removal. An officer may be removed from office with cause, after reasonable notice and opportunity to be heard, or without cause, in either case, by vote of a majority of the directors then in office.

        Section 3.12. Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Chief Financial Officer, Treasurer and Clerk.

        Section 3.13. Subordinate Officers. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe their powers and duties. The term "subordinate officers" shall in no event include the Chairman of the Board, President, Chief Financial Officer and Clerk.

        Section 3.14. Compensation. The Board of Directors may fix the compensation of all officers of the corporation and may authorize any officer upon whom the power of appointing subordinate officers may have been conferred to fix the compensation of such subordinate officers.

                               ARTICLE IV - STOCK

        Section 4.1. Stock Certificates. Each stockholder shall be entitled to a certificate or certificates of stock of the corporation in such form as the Board of Directors may from time to time prescribe. Each certificate shall be duly numbered and entered in the books of the corporation as it is issued, shall state the holder's name and the number and the class and the designation of the series, if any, of his shares, shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer and may, but need not, be sealed with the seal of the corporation. If any stock certificate is signed by a transfer agent, or by a registrar, other than a director, officer or employee of the corporation, the signatures thereon of the officers may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on any certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the corporation and delivered with the same effect as if he were such officer at the time of its issue. Every certificate of stock which is subject to any restriction on transfer pursuant to the Articles of Organization, the By-laws or any agreement to which the corporation is a party, shall have the restrictions noted conspicuously on the certificate and shall also set forth on the face or back of the certificate either (i) the full text of the restriction, or (ii) a statement of the existence of such restriction and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Every certificate issued at a time when the corporation is authorized to issue more than one class or series of stock shall set forth upon the face or back of the certificate either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series, if any, authorized to be issued, as set forth in the Articles of Organization or (ii) a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

        Section 4.2. Transfer of Stock. Subject to any transfer restrictions then in force, the shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives. Such transfer shall be effected by delivery of the old certificate, together with a duly executed assignment and power to transfer endorsed thereon or attached thereto and with such proof of the authenticity of the signature and such proof of authority to make the transfer as the corporation or its agents may reasonably require, to the person in charge of the stock and transfer books and ledgers or to such other person as the Board of Directors may designate, who shall thereupon cancel the old certificate and issue a new certificate. The corporation may treat the holder of record of any share or shares of stock as the owner of such stock, and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have notice thereof, express or otherwise.

        Section 4.3. Fixing Date for Determination of Stockholders' Rights. The Board of Directors may fix in advance a time, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution to stockholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or the last date on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders entitled to notice of, and to vote at, such meeting and any adjournment thereof, to receive such dividend or distribution, to receive such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to express such consent or dissent. In such case only stockholders of record on the date so fixed shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. In any case in which the Board of Directors does not fix a record date, the record date shall be the thirtieth day next preceding the date of such meeting, the dividend payment or distribution date, the date for allotment of rights, the date for exercising of rights in respect of any such change, conversion or exchange of capital stock, or the date for expressing such consent or dissent, as the case may be.

        Section 4.4. Lost, Mutilated or Destroyed Certificates. No certificates for shares of stock of the corporation shall be issued in place of any certificate alleged to have been lost, mutilated or destroyed, except upon production of such evidence of the loss, mutilation or destruction and upon indemnification of the corporation and its agents to such extent and in such manner as the Board of Directors may prescribe and as required by law.

                         ARTICLE V - GENERAL PROVISIONS

        Section 5.1. Offices. The principal office of the corporation shall be in Woburn, Massachusetts. The corporation may also have offices at such other place or places within or without Massachusetts as the Board of Directors may from time to time determine or the business of the corporation may require.

        Section 5.2. Seal. The seal of the corporation shall be in the form of a circle inscribed with the name of the corporation, the year of its incorporation and the word "Massachusetts". When authorized by the Board of Directors and to the extent not prohibited by law, a facsimile of the corporate seal may be affixed or reproduced.

        Section 5.3. Fiscal Year. Except as otherwise determined by the Board of Directors, the fiscal year of the corporation shall be the fifty-two or fifty-three weeks ending on the Saturday nearest December 31 in each year.

        Section 5.4. Execution of Instruments. Except as otherwise provided in these By-laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all instruments, documents, deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the Chairman of the Board, President or a Vice President, or by the Treasurer or an Assistant Treasurer, or by the Clerk. Facsimile signatures may be used in the manner and to the extent authorized generally or in particular cases by the Board of Directors.

        Section 5.5. Corporate Records. The original, or attested copies, of the Articles of Organization, By-laws, and records of all meetings of incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in the Commonwealth of Massachusetts at the principal office of the corporation, or at an office of its Clerk, its resident agent or its transfer agent. The copies and records need not all be kept in the same office. They shall be available at all reasonable times for inspection by any stockholder for any proper purpose. They shall not be available for inspection to secure a list of stockholders or other information for the purpose of selling such list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

        Section 5.6. Voting of Securities Owned by this Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted in person at any meeting of security holders of such other corporation by the Chairman of the Board of this corporation if he is present at such meeting, or in his absence by the President or Treasurer of this corporation if he is present at such meeting, and (b) whenever, in the judgment of the Chairman of the Board, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the Chairman of the Board, without the necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer, provided that if the Chairman of the Board is unable to execute such proxy or consent by reason of sickness, absence from the United States or other similar cause, the President or Treasurer may execute such proxy or consent. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

        Section 5.7. Conflict of Interest. (a) The corporation may enter into contracts and otherwise transact business as vendor, purchaser, partner, joint venturer or otherwise with any director, officer, or stockholder of the corporation, and with any corporation, joint stock company, business trust, partnership or other entity in which any director, officer or stockholder of the corporation is or may be or become a director, officer, stockholder, joint venturer, partner, trustee or beneficiary, or in which he may otherwise be or become a party or may have an interest, pecuniary or otherwise, as freely as though such director's, officer's or stockholder's interest did not exist, even though the vote, action or presence of such director, officer or stockholder may be necessary to obligate the corporation in connection with such contract or transaction. No such contract or transaction shall, in the absence of fraud, be affected, invalidated or avoided, and no such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by such person through any such contract or transaction, by reason of such adverse interest or by reason of any fiduciary relationship of such director, officer or stockholder to the corporation arising out of such office or stock ownership.

        (b) In the case of a director or officer, but not in the case of any stockholder as such, having any such interest in a contract or transaction, the nature of the interest of such director or officer (though not necessarily the details or the extent thereof) shall be disclosed to or known by the entire Board of Directors before acting on such contract or transaction. Ownership or beneficial interest representing less than 10% of the stock or other equity interest in another corporation, joint stock company, business trust, partnership or other entity shall be deemed not to constitute an interest adverse to this corporation and such interest in another corporation, joint stock company, business trust, partnership or other entity need not be disclosed pursuant to the preceding sentence of this Section 5.7. A general notice that a director or officer of the corporation has an interest in any other corporation, joint stock company, business trust, partnership or other entity shall be sufficient disclosure as to such director or officer with respect to any contract or transaction of this corporation with such other corporation, joint stock company, business trust, partnership or other entity.

        (c) Any director of this corporation who is also a director or officer of, or has interest requiring disclosure pursuant to this Section 5.7 to the Board of Directors in, any other corporation, business trust, partnership or other entity (other than any such entity controlling, controlled by or under common control with this corporation) with which this corporation proposes to contract or transact any business, or who has an interest in his or her own right, pecuniary or otherwise, in any such contract or transaction, shall not participate in any vote to authorize any such contract or transaction. Any such contract or transaction may be authorized or approved by a majority of the directors then in office and not disqualified by this Section 5.7 to vote on such matters, even though the disinterested directors do not constitute a quorum. In any event, the authorization or a ratification of a majority of the capital stock of this corporation outstanding and entitled to vote for the election of directors, adopted at a meeting duly called and held for the purpose, shall validate any such contract or transaction as against any stockholders of the corporation, whether of record or not at the time of such vote, and as against any creditor or other claimant under the corporation; and no contract or transaction shall be avoided or invalidated by reason of any provision of this Section 5.7 which would be valid but for the provisions of this Section 5.7.

        Section 5.8. Indemnification. (a) For purposes of this Section 5.8, the following terms shall have the meanings ascribed to them below: "Agent" means any person who is or was a director, officer, employee or other agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, business trust, or other enterprise in which this corporation has an interest, as a stockholder, creditor or otherwise, and shall include, wherever appropriate, such agent's executors, administrators or personal representatives. "Liabilities and expenses" includes, without limitation thereto, amounts of judgments, fines and penalties against, and amounts paid in settlement by or on behalf of, any agent of this corporation, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under this Section 5.8. "Proceeding" means any pending, completed or terminated action, suit or proceeding, whether brought in the right of this corporation or otherwise and whether of a civil, criminal, administrative or investigative nature.

        (b) This corporation shall, to the extent legally permissible and in accordance with the provisions of this Section 5.8, indemnify any person who was or is a party to, is threatened to be made a party to, or is otherwise involved in any proceeding by reason of the fact that such person is or was an agent of this corporation, against all liabilities and expenses actually and reasonably incurred by such person in connection with the defense or settlement of such proceeding, except with respect to any matter as to which such person shall have been adjudicated in such proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the corporation, or, with respect to any criminal proceeding, had reasonable cause to believe his or her conduct was unlawful; provided, however, that in the case of any proceeding by or in the right of this corporation to procure a judgment in its favor, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duties to the corporation, unless (and only to the extent that) the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any such proceeding by judgment, order of court, settlement, conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not, of itself, create a presumption that the person involved did not act in good faith for a purpose which he or she reasonably believed to be in the best interests of the corporation, or, with respect to any criminal proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

        (c) To the extent that any agent of this corporation has been successful (as hereinafter defined) in the defense of any proceeding referred to in the preceding paragraph (b) of this Section 5.8, or of any claim or issue therein, such agent shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith, but only to the extent permitted by paragraph (b). "Successful", when used with reference to the defense or disposition of any proceeding involving a particular person, or of any issue or claim therein, means that the proceeding, issue or claim has been finally terminated without a finding of liability or guilt against such person and the time for taking an appeal or other court or administrative action therein has expired or, in the case of a threatened proceeding, a reasonable period of time (which may, but need not, be shorter than the period which, under the applicable statute of limitations, would bar the threatened proceeding) has elapsed since the threat was made without the proceeding having been instituted in court or before a governmental agency and, in either case, without any payment or promise having been made to induce a settlement.

        (d) Indemnification under this Section 5.8 for liabilities and expenses, other than those to which the preceding paragraph (c) applies or those ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent conformed to the applicable standards of conduct set forth in paragraph (b) of this Section 5.8. Such determination shall be made
(i) by the Board of Directors by a majority vote of a quorum of disinterested directors (as hereinafter defined), (ii) if such a quorum is not obtainable, or even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel or by one or more independent persons, in either case chosen by the Board of Directors, in a written finding delivered to the corporation, or (iii) by vote of a majority of each class of stock of the corporation then outstanding and entitled to vote on the election of directors. "Disinterested director" means, with respect to action by the Board of Directors upon any claim for indemnification of an agent of the corporation, any director other than a director who is or was involved in the same proceeding or threatened with the same claim of liability as that for which indemnification by the corporation is sought by such agent or who is involved in any other proceeding or threatened with any other claim of liability which might entitle him or her to indemnification by the corporation under this Section 5.8 or otherwise.

        (e) Expenses incurred in defending any proceeding may be paid by the corporation in advance of the final disposition of such proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking in writing by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified by the corporation as provided in this Section 5.8.

        (f) No indemnification for expenses or advances in respect of expenses incurred in defending any proceeding shall be made under this Section 5.8 in any circumstance where it appears (i) that it would be inconsistent with a provision of the Articles of Organization, these By-laws, a vote of the stockholders, or a contract in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred, which prohibits or limits indemnification, or (ii) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

        (g) The right of indemnification provided by this Section 5.8 shall not be exclusive of or affect any other right to which any agent of the corporation may be entitled.

        (h) The Board of Directors may authorize the corporation to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by such agent in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this
Section 5.8.

                             ARTICLE VI - AMENDMENTS

        Section 6.1. General. These By-laws may be amended, added to or repealed, in whole or in part, (a) by vote of the stockholders at a meeting, where the substance of the proposed amendment is stated in the notice of the meeting, or (b) by vote of a majority of the directors then in office, except that no amendment may be made by the Board of Directors on matters reserved to the stockholders by law or the Articles of Organization or which changes the provisions of these By-laws relating to meetings of stockholders, to the removal of directors or to the requirements for amendment of these By-laws. Notice of any amendment, addition or repeal of any By-law by the Board of Directors stating the substance of such action shall be given to all stockholders not later than the time when notice is given of the meeting of stockholders next following such action by the Board of Directors. Any By-law adopted by the Board of Directors may be amended or repealed by the stockholders.

        Section 6.2. Date of Annual Meeting of Stockholders. No amendment of these By-laws changing the date of the annual meeting of stockholders may be made within sixty days before the date fixed in these By-laws for such meeting. Notice of such change shall be given to all stockholders at least twenty days before the new date fixed for the meeting.

                           ARTICLE VII - MISCELLANEOUS

        Section 7.1. Massachusetts Control Share Acquisition Act. Pursuant to
Section 2(c) of Chapter 110D of the Massachusetts General Laws, the Corporation has elected that the provisions of said Chapter 110D shall not apply to "control share acquisitions" (as defined in said Chapter 110D) of this Corporation.